UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2009

GOODRICH PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana, Suite 700 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 780-9494

N/A

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Goodrich Petroleum Corporation (the “Company”) issued a press release on November 4, 2009 containing financial and operational results for the third quarter of 2009. A copy of the Company’s press release announcing the financial and operational results is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information herein and the press release shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued November 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

Date: November 4, 2009	By:	/S/ MICHAEL J. KILLELEA
Michael J. Killelea
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued November 4, 2009.

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